J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 14, 2015

to the Summary Prospectuses and Prospectuses dated July 1, 2015, as supplemented

Portfolio Manager Changes. Effective October 1, 2015 (“Effective Date”), Douglas Swanson will be taking a leave of absence and will not be involved in the day-to-day management of the JPMorgan Core Bond Fund (the “Fund”). Effective immediately, Barbara Miller will assume the role as lead portfolio manager for the Fund and Richard Figuly will be added to the portfolio management team. Christopher Nauseda will continue in his role as a portfolio manager of the Fund. Mr. Swanson will continue to serve as portfolio manager of the Fund until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities. If and when Mr. Swanson returns from his leave of absence, an announcement will be made on his role in the JPMIM fixed income team.

On the Effective Date, all references to Douglas Swanson are hereby deleted and effective immediately, the following portfolio manager information is added for the JPMorgan Core Bond Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Barbara Miller	2015	Managing Director
Richard Figuly	2015	Managing Director

In addition, the following replaces the paragraphs entitled “Core Bond Fund” in the section titled “The Funds’ Management and Administration — The Portfolio Managers”:

Core Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

Barbara Miller, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Fund. An employee of JPMIM or predecessor firms since 1994 and portfolio manager for the Fund since September 2015, Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group (“GFICC”) effective September 2015. She also has served as the manager and a senior portfolio manager for the Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Ms. Miller also serves as a portfolio manager of the JPMorgan SmartAllocation Income Fund. Douglas Swanson served as lead portfolio manager responsible for the day-to-day management of the Fund until September 14, 2015. In connection with the appointment of Ms. Miller as lead portfolio manager, Mr. Swanson will continue as portfolio manager of the Fund until October 1, 2015. Richard D. Figuly, Managing Director, became part of the team responsible for management of the Fund in September 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Christopher Nauseda, Vice President, began participating in the management of the Fund in May 2006. An employee of JPMIM or predecessor firms since 1982, Mr. Nauseda is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for assisting with certain J.P. Morgan Funds and managing institutional taxable bond portfolios.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CB-PM-915